Quarterly Holdings Report
for
Fidelity® SAI International Low Volatility Index Fund
January 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV2-NPRT1-0423
1.9866140.107
Common Stocks - 99.1%
	Shares	Value ($)
Australia - 2.4%
ASX Ltd.	1,008,413	49,346,828
CSL Ltd.	269,338	56,870,875
Insurance Australia Group Ltd.	114,906	399,043
Medibank Private Ltd.	13,413,556	27,944,249
TOTAL AUSTRALIA		134,560,995
Bailiwick of Jersey - 1.4%
Experian PLC	2,130,277	77,903,176
Belgium - 0.8%
ELIA GROUP SA/NV (a)	177,903	24,910,853
Warehouses de Pauw	603,237	19,057,813
TOTAL BELGIUM		43,968,666
Bermuda - 1.2%
Jardine Matheson Holdings Ltd.	1,264,076	67,192,703
Cayman Islands - 0.0%
China Huishan Dairy Holdings Co. Ltd. (b)(c)	5,145,000	7
Denmark - 5.4%
Chr. Hansen Holding A/S	534,657	39,348,980
Coloplast A/S Series B	617,435	74,545,696
Novo Nordisk A/S Series B	842,301	116,565,935
Novozymes A/S Series B (a)	535,257	27,761,367
Tryg A/S	1,872,868	42,834,531
TOTAL DENMARK		301,056,509
Finland - 0.8%
Elisa Corp. (A Shares)	782,612	44,565,775
France - 6.2%
Air Liquide SA	100,661	16,027,860
Gaztransport et Technigaz SA	113,909	12,569,371
Hermes International SCA	13,788	25,699,711
L'Oreal SA	228,277	94,258,232
Orange SA	8,155,013	86,302,517
Sanofi SA	1,109,209	108,618,709
TOTAL FRANCE		343,476,400
Germany - 6.1%
Beiersdorf AG	510,521	62,067,952
Deutsche Borse AG	520,679	93,171,498
Deutsche Telekom AG	2,436,105	54,273,481
Hannover Reuck SE	283,771	57,443,006
Symrise AG	649,172	69,013,241
TOTAL GERMANY		335,969,178
Hong Kong - 6.0%
CLP Holdings Ltd.	8,667,000	64,395,222
Hang Seng Bank Ltd.	3,778,300	62,920,861
Hong Kong & China Gas Co. Ltd.	56,250,015	56,476,155
Link (REIT)	8,056,229	64,485,017
MTR Corp. Ltd.	8,055,871	43,111,086
Power Assets Holdings Ltd.	7,098,500	40,164,505
TOTAL HONG KONG		331,552,846
Ireland - 0.3%
Kerry Group PLC Class A	148,353	13,860,572
Israel - 0.3%
Mizrahi Tefahot Bank Ltd.	441,854	14,516,606
Italy - 0.4%
Recordati SpA	521,371	22,746,024
Japan - 28.5%
Advance Residence Investment Corp.	6,999	17,096,883
Ajinomoto Co., Inc.	2,705,500	89,196,535
Canon, Inc.	1,868,200	41,459,751
Central Japan Railway Co.	338,080	41,237,225
Chubu Electric Power Co., Inc.	3,941,000	42,448,803
Daiwa House REIT Investment Corp.	10,670	23,215,083
FUJIFILM Holdings Corp.	1,572,110	83,197,925
Hankyu Hanshin Holdings, Inc.	1,219,140	36,235,818
Japan Post Holdings Co. Ltd.	11,313,500	99,326,450
Japan Real Estate Investment Corp.	6,985	29,948,121
Kansai Electric Power Co., Inc.	4,294,300	41,298,690
KDDI Corp.	854,000	26,681,910
Kintetsu Group Holdings Co. Ltd.	991,700	32,294,699
Kyushu Railway Co.	818,200	18,341,314
McDonald's Holdings Co. (Japan) Ltd.	449,100	17,742,764
Medipal Holdings Corp.	1,092,700	14,588,621
Nagoya Railroad Co. Ltd.	1,022,800	16,911,854
Nankai Electric Railway Co. Ltd.	589,900	12,818,305
Nippon Building Fund, Inc.	8,337	36,435,725
Nippon Prologis REIT, Inc.	13,024	29,553,302
Nippon Telegraph & Telephone Corp.	3,009,096	90,229,320
Oriental Land Co. Ltd.	587,700	97,922,563
Osaka Gas Co. Ltd.	2,102,560	33,928,770
Otsuka Holdings Co. Ltd.	904,560	29,018,674
Pan Pacific International Holdings Ltd.	2,687,600	49,702,158
Secom Co. Ltd.	1,116,170	66,496,737
Sega Sammy Holdings, Inc.	534,600	8,465,130
Sekisui House Ltd.	1,153,900	21,807,856
Seven & i Holdings Co. Ltd.	2,012,600	95,020,715
SHIMANO, Inc.	195,300	34,828,919
Skylark Holdings Co. Ltd. (a)	1,184,200	14,093,016
SoftBank Corp.	7,673,800	87,804,403
Sohgo Security Services Co., Ltd.	451,000	12,416,889
Suntory Beverage & Food Ltd.	176,500	5,960,011
Tobu Railway Co. Ltd.	1,091,200	25,602,955
Tokio Marine Holdings, Inc.	4,520,200	94,674,294
Tokyo Gas Co. Ltd.	1,266,000	26,509,666
Toyota Motor Corp.	600	8,811
Trend Micro, Inc.	709,400	35,125,252
TOTAL JAPAN		1,579,645,917
Netherlands - 5.0%
Koninklijke Ahold Delhaize NV	2,942,759	87,832,438
Prosus NV	1,248,661	100,823,460
Wolters Kluwer NV	818,932	89,163,738
TOTAL NETHERLANDS		277,819,636
Norway - 0.5%
Orkla ASA	1,991,021	14,864,400
Telenor ASA	1,132,061	11,851,111
TOTAL NORWAY		26,715,511
Singapore - 3.2%
CapitaLand Ascendas REIT	17,475,399	38,456,902
CapitaLand Investment Ltd.	12,769,300	38,686,012
CapitaMall Trust	16,270,100	26,620,078
Mapletree Industrial (REIT)	10,356,395	18,821,224
Singapore Exchange Ltd.	4,278,200	30,133,593
Singapore Technologies Engineering Ltd.	8,095,100	22,759,721
TOTAL SINGAPORE		175,477,530
Spain - 1.1%
Grifols SA (b)	1,482,351	19,539,897
Red Electrica Corporacion SA	2,251,408	39,749,320
TOTAL SPAIN		59,289,217
Sweden - 1.3%
Axfood AB	534,453	13,742,581
Ericsson (B Shares)	4,807,297	27,884,556
Telia Co. AB	12,754,355	32,939,943
TOTAL SWEDEN		74,567,080
Switzerland - 14.4%
Allreal Holding AG	80,394	13,751,721
Banque Cantonale Vaudoise	147,662	14,008,132
DKSH Holding AG	185,563	15,779,442
Galenica AG (d)	259,893	20,297,487
Givaudan SA	28,120	90,794,888
Lindt & Spruengli AG	696	78,228,727
Nestle SA (Reg. S)	885,480	108,036,580
Novartis AG	1,179,700	106,655,593
PSP Swiss Property AG	238,214	29,636,892
Roche Holding AG (participation certificate)	288,686	90,119,225
SGS SA (Reg.)	22,864	55,567,886
Swiss Prime Site AG	382,878	34,042,894
Swisscom AG	131,865	77,779,465
Zurich Insurance Group Ltd.	121,120	59,897,344
TOTAL SWITZERLAND		794,596,276
United Kingdom - 13.8%
Admiral Group PLC	1,419,276	38,494,597
AstraZeneca PLC (United Kingdom)	792,279	103,798,488
Bunzl PLC	1,702,536	62,339,453
Diageo PLC	2,260,287	98,833,558
Direct Line Insurance Group PLC	6,793,108	14,861,230
GSK PLC	5,376,959	94,446,492
National Grid PLC	7,841,647	99,690,137
RELX PLC (London Stock Exchange)	3,429,741	101,893,963
Shell PLC (London)	97,769	2,870,282
Smith & Nephew PLC	4,143,735	57,226,396
Unilever PLC	1,753,960	89,275,022
TOTAL UNITED KINGDOM		763,729,618
TOTAL COMMON STOCKS (Cost $5,317,169,808)		5,483,210,242

Government Obligations - 0.0%
	Principal Amount (e)	Value ($)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 4.65% 6/29/23 (f) (Cost $2,845,605)	2,900,000	2,845,555

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (g)	17,350,606	17,354,076
Fidelity Securities Lending Cash Central Fund 4.38% (g)(h)	17,033,966	17,035,669
TOTAL MONEY MARKET FUNDS (Cost $34,389,745)		34,389,745

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $5,354,405,158)	5,520,445,542
NET OTHER ASSETS (LIABILITIES) - 0.3%	15,215,790
NET ASSETS - 100.0%	5,535,661,332

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	498	Mar 2023	52,763,100	2,594,105	2,594,105

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,297,487 or 0.4% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,172,434.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	-	40,416,859	23,062,783	27,866	-	-	17,354,076	0.0%
Fidelity Securities Lending Cash Central Fund 4.38%	50,539,138	139,667,697	173,171,166	198,279	-	-	17,035,669	0.1%
Total	50,539,138	180,084,556	196,233,949	226,145	-	-	34,389,745

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Government Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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